NOTE



Date:             May 8, 1995

Maker:        Scientific Measurement Systems, Inc.

Payee:            Howard L. Burris, Jr.

Place for Payment (include county):         98 San Jacinto Boulevard, Suite 350
                                            Austin, Travis County, Texas  78701

Principal Amount:     Fifty Thousand Dollars ($50,000.00)

Annual Interest Rate on Unpaid
Principal from Date of Funding:             The Prime Rate as set forth from
                                            time to time in The Wall Street
                                            Journal.


Term of Payment (principal and interest): The entire principal amount plus accrued interest shall be paid on demand, and if no demand previously has been made, on the one-year anniversary date hereof.

Annual Interest on Matured, Unpaid Amounts: Twelve percent (12%) per annum

     Maker promises to pay to the order of Payee at the place for payment, and according to the terms of payment the principal amount plus interest at the rates stated above. All unpaid amounts shall be due by final scheduled payment date.

     On default in the payment of this Note or in the performance of any obligation in any instrument securing or collateral to it, this Note and all obligations in all instruments securing or collateral to it shall become immediately due at the election of Payee. Maker and each surety, endorser, and guarantor waive all demands for payment, presentations for payment, notices of intention to accelerate maturity, protests and notices of protest.

     If this Note or any instrument securing of collateral to it is given to an attorney for collections or enforcement, or if suit is brought for collection or enforcement, or if it is collected or enforced through probate, bankruptcy, or other judicial proceeding, then Maker shall pay Payee reasonable attorney's fees in addition to other amounts due.

     Nothing in this Note shall authorize the collection of interest in excess of the highest rate allowed by law.

     Each Maker is responsible for the entire amount of this Note.

     This Note is unsecured.

The terms Maker and Payee and other nouns and pronouns include the plural if more than one.

                           SCIENTIFIC MEASUREMENT SYSTEMS, INC.

                      By:            /s/ J. Neils Thompson
                                     --------------------------------
                      Printed Name:     J. Neils Thompson
                      Address:          2210 Denton Drive, Suite 106
                                        Austin, Texas  78758

                                      NOTE



Date:         May 31, 1995

Maker:        Scientific Measurement Systems, Inc.

Payee:            Howard L. Burris, Jr.

Place for Payment (include county):         2210 Denton Drive, Suite 106
                                            Austin, Travis County, Texas  78701

Principal Amount: Thirty Thousand Dollars ($30,000.00)

Annual Interest Rate on Unpaid
Principal from Date of Funding:             The Prime Rate as set forth from
                                            time to time in The Wall Street
                                            Journal.



Term of Payment (principal and interest): The entire principal amount plus accrued interest shall be paid on demand, and if no demand previously has been made, on the one-year anniversary date hereof.

Annual Interest on Matured, Unpaid Amounts: Twelve percent (12%) per annum

     Maker promises to pay to the order of Payee at the place for payment, and according to the terms of payment the principal amount plus interest at the rates stated above. All unpaid amounts shall be due by final scheduled payment date.

     On default in the payment of this Note or in the performance of any obligation in any instrument securing or collateral to it, this Note and all obligations in all instruments securing or collateral to it shall become immediately due at the election of Payee. Maker and each surety, endorser, and guarantor waive all demands for payment, presentations for payment, notices of intention to accelerate maturity, protests and notices of protest.

     If this Note or any instrument securing of collateral to it is given to an attorney for collections or enforcement, or if suit is brought for collection or enforcement, or if it is collected or enforced through probate, bankruptcy, or other judicial proceeding, then Maker shall pay Payee reasonable attorney's fees in addition to other amounts due.

     Nothing in this Note shall authorize the collection of interest in excess of the highest rate allowed by law.

     Each Maker is responsible for the entire amount of this Note.

     This Note is unsecured.

     The terms Maker and Payee and other nouns and pronouns include the plural if more than one.

                           SCIENTIFIC MEASUREMENT SYSTEMS, INC.

                      By:            /s/ J. Neils Thompson
                                     -------------------------
                      Printed Name:  J. Neils Thompson
                      Address:       2210 Denton Drive, Suite 106
`                                       Austin, Texas  78758

                                      NOTE



Date:         June 16, 1995

Maker:        Scientific Measurement Systems, Inc.

Payee:            Howard L. Burris, Jr.

Place for Payment (include county):         2210 Denton Drive, Suite 106
                                            Austin, Travis County, Texas  78701

Principal Amount: Ten Thousand Dollars ($10,000.00)

Annual Interest Rate on Unpaid
Principal from Date of Funding:             The Prime Rate as set forth from
                                            time to time in The Wall Street
                                            Journal.

Term of Payment (principal and interest): The entire principal amount plus accrued interest shall be paid on demand, and if no demand previously has been made, on the one-year anniversary date hereof.

Annual Interest on Matured, Unpaid Amounts: Twelve percent (12%) per annum

     Maker promises to pay to the order of Payee at the place for payment, and according to the terms of payment the principal amount plus interest at the rates stated above. All unpaid amounts shall be due by final scheduled payment date.

     On default in the payment of this Note or in the performance of any obligation in any instrument securing or collateral to it, this Note and all obligations in all instruments securing or collateral to it shall become immediately due at the election of Payee. Maker and each surety, endorser, and guarantor waive all demands for payment, presentations for payment, notices of intention to accelerate maturity, protests and notices of protest.

     If this Note or any instrument securing of collateral to it is given to an attorney for collections or enforcement, or if suit is brought for collection or enforcement, or if it is collected or enforced through probate, bankruptcy, or other judicial proceeding, then Maker shall pay Payee reasonable attorney's fees in addition to other amounts due.

     Nothing in this Note shall authorize the collection of interest in excess of the highest rate allowed by law.

     Each Maker is responsible for the entire amount of this Note.

     This Note is unsecured.

     The terms Maker and Payee and other nouns and pronouns include the plural if more than one.

                           SCIENTIFIC MEASUREMENT SYSTEMS, INC.

                      By:            /s/ J. Neils Thompson
                                     ----------------------------
                      Printed Name:  J. Neils Thompson
                      Address:       2210 Denton Drive, Suite 106
                                     Austin, Texas  78758